BAUM & COMPANY, P.A.
Certified Public Accountants
1515 University Drive – Suite 226
Coral Springs, Florida 33071

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We hereby consent to the use in the Registration Statement on Form SB-2 of Who’s Your Daddy, Inc. (a development stage company (formerly Snocone Systems Inc.) of our review report, dated November 3, 2005, on the balance sheet of Who’s Your Daddy Inc. (a development stage company) as at September 30, 2005 and the related statements of operations and cash flows for the period then ended.

Coral Springs, Florida
/ Baum & Company, P.A./
January 4, 2006